[graphic omitted]
Liquidmetal Technologies
                                                                    News Release

FOR IMMEDIATE RELEASE


CONTACT: John Nesbett/Kathryn McNeil        David Townsend
         The Investor Relations Group       Liquidmetal Technologies
         (212) 825-3210                     (813) 314-0280


                Liquidmetal Technologies to Host Webcast Call to
               Update Investors on Status of Audits and Operations


         LAKE FOREST, CA, October 18, 2004--Liquidmetal(R) Technologies, Inc. (OTC: LQMT) announced that the filing of its Form 10-K for 2003 will not occur today as previously expected; however, the audits for the three years ended December 31, 2001, 2002 and 2003 and the corresponding 2003 10-K are in the final stages of review by the company's independent auditors.

         Liquidmetal will host a webcast conference call on Tuesday, October 19 at 9 a.m. EDT, during which John Kang, Chairman, will provide investors with an update on the status of the audits, as well as a general update on the company's operations. The webcast will not include a question and answer session.

         Liquidmetal invites investors to access the webcast presentation live via the Internet from Liquidmetal Technologies' web site at http://ir.liquidmetal.com or at www.companyboardroom.com. The dial-in number for investors accessing the call by telephone is toll-free 1-800-289-0569 or toll 1-913-981-5542 for international callers. Institutional investors may also access the call via CCBN's password-protected event management site, www.streetevents.com. A rebroadcast will be available after 12 p.m. EDT the day of the call on the company's website or at toll-free 1-888-203-1112 (1-719-457-0820 for international callers), access code 831915.


                                    --more--

                                       (2)


About Liquidmetal Technologies, Inc.

Liquidmetal Technologies, Inc., http://www.liquidmetal.com, is the leading developer, manufacturer, and marketer of products made from amorphous alloys. Amorphous alloys are unique materials that are characterized by a random atomic structure, in contrast to the crystalline atomic structure possessed by ordinary metals and alloys. Bulk Liquidmetal(R) alloys are two to three times stronger than commonly used titanium alloys, harder than tool steel, and relatively non-corrosive and wear resistant. Bulk Liquidmetal alloys can also be molded into precision net-shaped parts similar to plastics, resulting in intricate and sophisticated engineered designs. Liquidmetal Technologies is the first company to produce amorphous alloys in commercially viable bulk form, enabling significant improvements in products across a wide array of industries. The combination of a super alloy's performance coupled with unique processing advantages positions Liquidmetal alloys for what the company believes will be The Third Revolution(TM) in material science.

This press release may contain "forward-looking statements" that involve risks and uncertainties, including statements regarding our anticipated financial results, as well as our plans, future events, objectives, expectations, forecasts, and the assumptions on which those statements are based. Any statement in this press release that is not a statement of historical fact is a forward-looking statement, and in some cases, words such as "believe," "estimate," "project," "expect," "intend," "may," "anticipate," "plans," "seeks," and similar expressions identify forward-looking statements. These statements involve risks and uncertainties that could cause actual outcomes and results to differ materially from the anticipated outcomes or result, and undue reliance should not be placed on these statements. These risks and uncertainties include: unforeseen events that could further delay completion of the company's audit process; pending litigation against the company and its potential outcome; our limited operating history in developing and manufacturing products from bulk amorphous alloys; the adoption of our alloys by customers; the commercial success of our customer's products; our ability to identify, develop, and commercialize new applications for our alloys; competition with suppliers of incumbent materials; the development of new materials that render our alloys obsolete; the ability to manage our anticipated growth; our limited direct experience in manufacturing bulk alloy products; scaling-up our manufacturing facilities; protecting our intellectual property; problems associated with manufacturing and selling our alloys outside of the United States; and other risks and uncertainties discussed in filings made with the Securities and Exchange Commission (including risks described in subsequent reports on Form 10-Q, Form 10-K, Form 8-K, and other filings). Liquidmetal Technologies disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.




                                                          # # # #